UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2022

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-38955	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market, LLC

Item 5.02	Departure of Principal Officer; Appointment of Principal Officer

On April 28, 2022, HarborOne Bank (the “Bank”), the wholly-owned banking subsidiary of HarborOne Bancorp, Inc. (the “Company”), and Joseph F. Casey, Chief Executive Officer of the Company and the Bank, entered into the First Amendment (the “Amendment”) to the Amended and Restated Supplemental Executive Retirement Plan Agreement, dated as of February 25, 2016 (the “SERP”), by and between the Bank and Mr. Casey.

The Amendment amends the SERP, among other things, so that the first payment date of benefits to Mr. Casey under the SERP will be on the earliest to occur of (i) the termination of Mr. Casey’s employment, other than for “cause,” (ii) Mr. Casey’s death or “disability” and (iii) a “change in control” (as each such term is defined in the SERP). In addition, the Amendment revises the definition of “change in control” to clarify that an event will not be considered a “change of control” under the SERP unless such change is consistent with the definition of a change in control under Section 409A of the Internal Revenue Code of 1986, as amended (“Code Section 409A”). The Amendment further clarifies that the Bank and Mr. Casey intend for the SERP to comply with Code Section 409A and that the SERP will be construed, administered and governed to give effect to such intent.

The preceding description of the Amendment is qualified in its entirety by reference to the full text of Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Number	Description

10.1	First Agreement to the Amended and Restated Supplemental Executive Retirement Plan Agreement, dated as of February 25, 2016, by and between HarborOne Bank and Joseph F. Casey
104	Cover Page Interactive Data File (formatted as inline XBRL)

EXHIBIT INDEX

Number	Description

10.1	First Agreement to the Amended and Restated Supplemental Executive Retirement Plan Agreement, dated as of February 25, 2016, by and between HarborOne Bank and Joseph F. Casey
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

3

HARBORONE BANCORP, INC.

	By:	/s/ Linda H. Simmons

	Name:	Linda H. Simmons
	Title:	Executive Vice President and
Chief Financial Officer

Date: April 29, 2022